Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the thirteen and thirty-nine weeks ended September 30, 2023 (the "Report") of Hillman Solutions Corp. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof; I, Douglas J. Cahill, the President and Chief Executive Officer of the Registrant, certify, to the best of my knowledge, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Douglas J. Cahill
Name: Douglas J. Cahill
Date:	November 8, 2023